COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE P – COMMITMENTS AND CONTINGENCIES

Employment Agreement with Chief Executive Officer

On May 13, 2006, the Company executed an Employment Agreement (the “Agreement”) with Lloyd Spencer for Spencer to serve as the Company’s Chief Executive Officer. The Agreement provides for a 5-year term of employment to May 15, 2011 and the automatic renewal of successive one year periods unless terminated and provides for compensation to Spencer of $12,500 per month. Either party may terminate the Agreement provided more than 60 days prior written notice is given the other party. If the Company terminates Spencer without Just Cause or Spencer terminates employment with Good Reason, Spencer will be entitled to accrued but unpaid salary and benefits through the date of termination and shall receive a severance payment equal to one month’s current salary for each full year of employment, with a minimum severance payment of three months and a maximum of six months’ pay. If Spencer is terminated for Just Cause or resigns without Good Reason, Spencer will be entitled only to salary and benefits accrued but unpaid through the date of termination and shall receive no amount for severance.

For the nine months ended September 30, 2022 and 2021, chief executive officer compensation expense was $112,500 and $112,500, respectively. As of September 30, 2022 and December 31, 2021, the accrued chief executive officer compensation liability was $837,000 and $874,500, respectively.

Major Customer

For the three and nine months ended September 30, 2022, one customer (located in Spain) accounted for 100% of contract services revenue.